UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-15295	25-1843385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California (Address of principal executive offices)	90064-1021 (Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 5. Other Events and Regulation FD Disclosure.

Effective March 29, 2004, Sue Main, age 45, became Vice President and Controller of Teledyne Technologies Incorporated (“TDY”). Prior to joining TDY, she had served as Vice President – Controller of WaterPik Technologies, Inc., a provider of personal health care products, pool products and heating systems, which like TDY had been spun-off on November 29, 1999, from Allegheny Teledyne Incorporated (“ATI”) into a separate independent public company. Prior to the spin-off, Ms. Main had been Vice President — Finance of Teledyne Laars, a division of the Consumer Products segment of ATI that became part of WaterPik Technologies, Inc. Prior to the August 1996 combination of Allegheny Ludlum Corporation and Teledyne, Inc. to form ATI, Ms. Main held various financial positions with Teledyne, Inc. since 1989.

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are filed herewith:

99.1	-	Offer letter dated March 18, 2004 to Sue Main*
99.2	-	Change of Control Severance Agreement dated as of March 29, 2004, between TDY and Sue Main*
99.3	-	Restricted Stock Award Agreement dated as of March 29, 2004, between TDY and Sue Main*

*	denotes management compensatory plan or arrangement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
	By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Dated: March 29, 2004		Vice President and Chief Financial Officer

EXHIBIT INDEX

Description
Exhibit 99.1	Offer letter dated March 18, 2004 to Sue Main*
Exhibit 99.2	Change of Control Severance Agreement dated as of March 29, 2004, between TDY and Sue Main*
Exhibit 99.3	Restricted Stock Award Agreement dated as of March 29, 2004, between TDY and Sue Main*